MUNIHOLDINGS
                                                              CALIFORNIA
                                                              INSURED
                                                              FUND V, INC.

                               [GRAPHIC OMITTED]
                                                     STRATEGIC
                                                              Performance

                                                              Semi-Annual Report
                                                              November 30, 1999

                  MuniHoldings California Insured Fund V, Inc.

The Benefits and Risks of Leveraging

MuniHoldings California Insured Fund V, Inc. has the ability to leverage to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the port-folio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities.

                 MuniHoldings California Insured Fund V, Inc., November 30, 1999

DEAR SHAREHOLDER

We are pleased to provide you with this first semi-annual report for MuniHoldings California Insured Fund V, Inc. In this and future reports to shareholders, we will highlight the Fund's performance, describe the recent investment environment and outline investment activities. The Fund seeks to provide shareholders with current income exempt from Federal income tax and California personal income taxes by investing in a portfolio of long-term, investment grade municipal obligations.

Since inception (July 23, 1999) through November 30, 1999, MuniHoldings California Insured Fund V, Inc. earned $0.283 per share income dividends, which included earned and unpaid dividends of $0.069. This represents a net annualized yield of 5.71%, based on a month-end net asset value of $13.83 per share. Over the same period, the Fund's total investment return was -6.25%, based on a change in per share net asset value from $15.00 to $13.83, and assuming reinvestment of $0.214 per share income dividends.

For the period July 23, 1999 through November 30, 1999, the Fund's Auction Market Preferred Stock had an average yield of 3.38%.

The Municipal Market Environment

The combination of steady strong domestic economic growth, improvement in foreign economies (most notably in Japan) and increasing investor concerns regarding potential increases in US inflation put upward pressure on bond yields throughout the six-month period ended November 30, 1999. Continued strong US employment growth and consumer spending were among the reasons the Federal Reserve Board cited for raising short-term interest rates in late June, August and November. US Treasury bond yields reacted by climbing above 6.375% by late October and into November. During the period, yields on 30-year US Treasury bonds increased over 45 basis points (0.45%).

Long-term tax-exempt bond yields also rose during the six months ended November 30, 1999. For much of the first half of 1999, the municipal bond market was able to withstand much of the upward pressure on bond yields. However, investor concerns of additional moves by the Federal Reserve Board to moderate US economic growth and, more importantly, the loss of the strong technical support that the tax-exempt market enjoyed in early 1999 helped push municipal bond yields significantly higher for the remainder of the period. The yields on long-term tax-exempt revenue bonds rose over 70 basis points to 6.14% by November 30, 1999, as measured by the Bond Buyer Revenue Bond Index.

In recent months, the significant decline in new tax-exempt bond issuance has remained a positive factor within the municipal bond market, as it had been for much of the past year. Over the last year, more than $230 billion in long-term municipal bonds was issued, a decline of nearly 20% compared to the same period a year ago. During the past six months, over $115 billion in long-term tax-exempt bonds was underwritten, representing a decline of nearly 15% compared to the corresponding period in 1998. Over the past three months, approximately $55 billion in securities was issued by municipalities nationally. This quarterly issuance represented a decline of over 5% when compared to the same period in 1998. It is likely that many tax-exempt issuers have accelerated their financings in recent months to avoid any potential Year 2000 (Y2K)-related disruptions at year-end. It is likely that this increased new-issue volume in October and November is at the expense of future bond issuance, particularly in early 2000. Consequently, the municipal market's positive technical position is likely to continue into early next year.

Although tax-exempt bond yields are at their highest level in over two years and have attracted significant retail investor interest, institutional demand has declined sharply. Long-term municipal mutual funds have seen consistent outflows in recent months as the yields of individual securities have risen faster than those of larger, more diverse mutual funds. In addition, the demand from property/casualty insurance companies has weakened as a result of the losses, and anticipated losses, incurred as a result of the series of damaging storms across much of the eastern United States. Additionally, many institutional investors who were attracted to the municipal bond market in recent years by historically attractive tax-exempt bond yield ratios of over 90% have found other asset classes even more attractive. Even with a reduced supply position, tax-exempt issuers have been forced to repeatedly raise municipal bond yields in the attempt to attract adequate demand.

The recent relative underperformance of the municipal bond market has resulted in an opportunity for long-term investors to purchase tax-exempt issues whose yields are nearly identical with taxable US Treasury securities. At November 30, 1999, long-term uninsured municipal revenue bond yields were almost 98% of comparable US Treasury securities. In recent months, many taxable asset classes, such as corporate bonds, mortgage-backed securities and US agency debt, have all accelerated debt issuance. This acceleration was initiated largely to avoid issuing securities at year-end and to minimize any associated Y2K problems that may develop. However, this increased issuance has also resulted in higher yield levels in the various asset classes as lower bond prices became necessary to attract sufficient investor demand. Going forward, it is believed that the pace of non-US Government debt issuance is likely to slow significantly. As the supply of this debt declines, we would expect many institutional investors to return to the municipal bond market and the attractive yield ratios available.

Looking ahead, it appears to us that long-term tax-exempt bond yields will remain under pres sure, trading in a broad range centered near current levels. Investors are likely to remain concerned about future action by the Federal Reserve Board. We believe Y2K considerations have prohibited any further Federal Reserve Board moves from the end of the year and the beginning of 2000. Any improvement in bond prices will probably be contingent upon weakening in both US employment growth and consumer spending. The 100 basis point rise in US Treasury bond yields seen thus far this year may negatively impact US economic growth. The US housing market will be among the first sectors likely to be affected, as some declines have already been evidenced in response to higher mortgage rates. We believe that it is also unrealistic to expect double-digit returns in US equity markets to continue indefinitely. Much of the US consumer's wealth is tied to recent stock market appreciation. Any slowing in these incredible growth rates is likely to reduce consumer spending. We believe that these factors suggest that the worst of the recent increase in bond yields has passed and stable, if not slightly improving, bond prices may be expected.

Portfolio Strategy

Our goal is to deliver tax-exempt income through the use of leverage. (For an explanation of the benefits and risks of leveraging, see page 1 of this report to shareholders.) For the past four months, we succeeded in enhancing the yield to shareholders but the Fund underperformed in terms of its total return. The fixed-income marketplace has been subject to above-average price volatility, resulting from steady economic releases and uncertainty surrounding the Year 2000. Consequently, our relatively fully invested position for the Fund and long duration has subjected its net asset valuation to the volatility that accompanies such a drastic rise in interest rates. The positive news is that municipal bonds have reached both relative and absolute levels where retail demand becomes very active, which we expect to provide support for the fixed-income market going into 2000, when a lesser degree of supply could be forecast.

At November 30, 1999, the Fund was overweighted in high-quality holdings, with 87.4% of Fund assets rated AAA by at least one of the major rating agencies. The emphasis on credit quality has helped performance as credit spreads have widened in this period's rising interest rate environment. With value


                                     2 & 3

                 MuniHoldings California Insured Fund V, Inc., November 30, 1999

having been restored to the taxable and especially to tax-exempt fixed-income markets, we intend to stay the course and monitor market data for signs indicating a more supportive market for fixed-income securities.

In Conclusion

We appreciate your investment in MuniHoldings California Insured Fund V, Inc., and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President and Director


/s/ Vincent R. Giordano

Vincent R. Giordano
Senior Vice President


/s/ Walter C. O'Connor

Walter C. O'Connor
Vice President and Portfolio Manager

December 29, 1999

SCHEDULE OF INVESTMENTS                                           (in Thousands)

                      S&P    Moody's   Face
STATE               Ratings  Ratings  Amount   Issue                                                                        Value
===================================================================================================================================
California--98.4%   AAA      Aaa      $1,000   ABAG Finance Authority for Nonprofit Corporations, California,
                                               COP (Children's Hospital Medical Center), 6% due 12/01/2029 (a)(g)          $  1,002
                    ---------------------------------------------------------------------------------------------------------------
                    AAA      Aaa       1,945   ABAG Finance Authority for Nonprofit Corporations, California,
                                               M/F Revenue Bonds (Housing, Civic Center Drive Apartments), AMT,
                                               Series A, 5.875% due 3/01/2032 (c)                                             1,875
                    ---------------------------------------------------------------------------------------------------------------
                    AAA      Aaa       2,800   Arcade, California, Water District, Water Revenue Bonds, COP,
                                               5% due 11/01/2027 (b)                                                          2,433
                    ---------------------------------------------------------------------------------------------------------------
                    AAA      Aaa       3,885   Berkeley, California, GO, Series C, 5.375% due 9/01/2029 (b)                   3,605
                    ---------------------------------------------------------------------------------------------------------------
                    AAA      Aaa       4,500   California HFA, M/F Housing III Revenue Bonds, AMT, Series A,
                                               5.95% due 8/01/2028 (d)                                                        4,391
                    ---------------------------------------------------------------------------------------------------------------
                    AAA      Aaa       3,205   California Health Facilities Finance Authority Revenue Bonds
                                               (Kaiser Permanente), Series A, 5% due 6/01/2024 (c)                            2,800
                    ---------------------------------------------------------------------------------------------------------------
                                               California Health Facilities Finance Authority, Revenue
                                               Refunding Bonds:
                    A1+      VMIG1+    1,600   (Adventist Hospital), VRDN, Series B, 3.65% due 9/01/2028 (d)(f)               1,600
                    A1+      VMIG1+    2,500   (Adventist Hospital), VRDN, Series C, 3.55% due 9/01/2015 (d)(f)               2,500
                    AAA      Aaa       2,540   (Little Co. of Mary Health Service), 4.50% due 10/01/2028 (a)                  2,003
                    A1+      VMIG1+      800   (Sutter/Catholic Healthcare System), VRDN, Series B, 3.55%
                                               due 7/01/2012 (a)(f)                                                             800
                    AAA      Aaa       2,500   (Sutter Health), Series C, 5.125% due 8/15/2022 (c)                            2,236
                    ---------------------------------------------------------------------------------------------------------------
                                               California Pollution Control Financing Authority, PCR, Refunding:
                    A1+      P1        1,700      (Exxon Project), VRDN, 3.55% due 12/01/2012 (f)                             1,700
                    A1+      NR*       1,000      (Pacific Gas and Electric), VRDN, Series C, 3.65% due 11/01/2026 (f)        1,000
                    A1+      VMIG1+      300      (Pacific Gas and Electric), VRDN, Series E, 3.90% due 11/01/2026 (f)          300
                    A1+      NR*       1,600      (Pacific Gas and Electric), VRDN, Series F, 3.55% due 11/01/2026 (f)        1,600
                    AAA      Aaa       3,500      (Southern California Edison Company), AMT, Series C, 5.55%
                                                  due 9/01/2031 (d)                                                           3,281
                    ---------------------------------------------------------------------------------------------------------------
                    A1+      VMIG1+      700   California Pollution Control Financing Authority, Solid Waste
                                               Disposal Revenue Bonds (Shell Oil Company Martinez Project), VRDN,
                                               Series A, 3.65% due 10/01/2024 (f)                                               700
                    ---------------------------------------------------------------------------------------------------------------
                    AAA      Aaa       2,000   California State, GO, Refunding, 5% due 8/01/2029 (d)                          1,737
                    ---------------------------------------------------------------------------------------------------------------
                                               California State Public Works Board, Lease Revenue Refunding
                                               Bonds (Department of Corrections), Series B (d):
                    AAA      Aaa       1,250      5.625% due 11/01/2019                                                       1,224
                    AAA      Aaa       2,000      5% due 9/01/2021                                                            1,776
                    ---------------------------------------------------------------------------------------------------------------
                    AAA      Aaa       3,000   California Statewide Communities Development Auxiliary Authority,
                                               COP, Refunding (Foundation of California State University), 5.20%
                                               due 6/01/2024 (d)                                                              2,722
                    ---------------------------------------------------------------------------------------------------------------
                    AAA      Aaa       4,000   Calleguas--Las Virgines, California, Public Financing Authority,
                                               Installment Purchase Revenue Refunding Bonds (Las Virgenes Municipal
                                               Water District), 5% due 11/01/2023 (c)                                         3,528
                    ---------------------------------------------------------------------------------------------------------------
                    AAA      Aaa       1,000   Capistrano, California, Unified School District, Community Facility
                                               District, Special Tax Refunding Bonds (Las Flores), Number 92-1, 5%
                                               due 9/01/2023 (d)                                                                882
                    ---------------------------------------------------------------------------------------------------------------
                    AAA      Aaa       3,000   Central Coast Water Authority, California, Revenue Refunding
                                               Bonds (State Water Project
                                               Regional Facilities), Series A, 5% due 10/01/2022 (a)                          2,657
                    ---------------------------------------------------------------------------------------------------------------
                    A1       P1        1,200   Chula Vista, California, IDR, Refunding (San Diego Gas and Electric Co.),
                                               VRDN, AMT, Series B, 4% due 12/01/2021 (f)                                     1,200
                    ---------------------------------------------------------------------------------------------------------------
                    BBB      NR*       2,000   Contra Costa County, California, Public Financing Authority, Tax
                                               Allocation Revenue Refunding Bonds (Pleasant Hill Bart Etc. Redevelopment),
                                               5.25% due 8/01/2028                                                            1,713
                    ---------------------------------------------------------------------------------------------------------------
                    AAA      Aaa       2,370   Corona, California, Public Financing Authority, Revenue
                                               Refunding Bonds, Superior Lien, Series A,
                                               5% due 9/01/2020 (c)                                                           2,109
                    ---------------------------------------------------------------------------------------------------------------
                    AAA      Aaa       5,000   Escondido, California, COP, Refunding (Wastewater Project),
                                               5.70% due 9/01/2026 (a)                                                        4,859
                    ---------------------------------------------------------------------------------------------------------------
                    AAA      Aaa       5,100   Los Angeles, California, Wastewater System Revenue Bonds,
                                               Series A, 5% due 6/01/2028 (b)                                                 4,433
                    ---------------------------------------------------------------------------------------------------------------
                    AAA      Aaa       3,430   Los Angeles County, California, Public Works Financing
                                               Authority, Lease Revenue Bonds (Multiple Capital
                                               Facilities Project V), Series B, 5.125% due 12/01/2029 (a)                     3,036
                    ---------------------------------------------------------------------------------------------------------------
                    AAA      Aaa       2,000   Metropolitan Water District, Southern California, Waterworks
                                               Revenue Bonds, Series C, 5% due 7/01/2027 (d)                                  1,746
                    ---------------------------------------------------------------------------------------------------------------
                    AAA      Aaa       2,000   Modesto, California, Public Financing Authority, Lease Revenue
                                               Refunding Bonds (Capital Improvements and Refinancing Project),
                                               5% due 9/01/2029 (a)                                                           1,736
                    ---------------------------------------------------------------------------------------------------------------
                    AAA      Aaa       3,000   Northern California Power Agency, Public Power Revenue
                                               Refunding Bonds (Hydroelectric Project Number 1), Series A,
                                               5.125% due 7/01/2023 (d)                                                        2,688
                    ---------------------------------------------------------------------------------------------------------------
                    AAA      Aaa       2,000   Palm Desert, California, Financing Authority, Tax Allocation Revenue
                                               Bonds (Special Term Project Area Number 4), 5.20% due 10/01/2028 (d)           1,799
                    ---------------------------------------------------------------------------------------------------------------
                    AAA      Aaa       2,700   Pleasanton, California, Unified School District, GO, Series D,
                                               5.375% due 8/01/2023 (d)                                                       2,530
                    ---------------------------------------------------------------------------------------------------------------

Portfolio Abbreviations

To simplify the listings of MuniHoldings California Insured Fund V, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.

AMT   Alternative Minimum Tax (subject to)
COP   Certificates of Participation
GO    General Obligation Bonds
HFA   Housing Finance Agency
IDR   Industrial Development Revenue Bonds
M/F   Multi-Family
PCR   Pollution Control Revenue Bonds
RIB   Residual Interest Bonds
VRDN  Variable Rate Demand Notes


                                     4 & 5

                 MuniHoldings California Insured Fund V, Inc., November 30, 1999

SCHEDULE OF INVESTMENTS (concluded)                               (in Thousands)

                      S&P    Moody's   Face
STATE               Ratings  Ratings  Amount   Issue                                                                        Value
===================================================================================================================================
California          AAA      Aaa      $1,250   Riverside, California, Redevelopment Agency Tax Allocation
(concluded)                                    Refunding Bonds (University Corridor), Series A, 5% due 8/01/2027 (a)       $  1,090
                    ---------------------------------------------------------------------------------------------------------------
                    AAA      Aaa       4,000   Roseville, California, Electric System Revenue Bonds, COP,
                                               5.50% due 2/01/2024 (c)                                                        3,795
                    ---------------------------------------------------------------------------------------------------------------
                    AAA      Aaa       3,000   San Diego, California, Certificates of Undivided Interest,
                                               Water Utility Fund, Net System Revenue Bonds, 5% due 8/01/2021 (b)             2,665
                    ---------------------------------------------------------------------------------------------------------------
                    AAA      Aaa       2,000   San Diego, California, Public Facilities Financing Authority,
                                               Sewer Revenue Bonds, 5% due 5/15/2020 (b)                                      1,781
                    ---------------------------------------------------------------------------------------------------------------
                    AAA      Aaa       3,000   San Francisco, California, City and County Airport Commission,
                                               International Airport Revenue Bonds, Second Series, Issue 15B,
                                               5% due 5/01/2024 (d)                                                           2,639
                    ---------------------------------------------------------------------------------------------------------------
                    AAA      Aaa       2,410   San Francisco, California, City and County Redevelopment
                                               Agency, Hotel Tax Revenue Refunding Bonds, 5% due 7/01/2025 (c)                2,111
                    ---------------------------------------------------------------------------------------------------------------
                    AAA      Aaa       6,000   San Joaquin Hills, California, Transportation Corridor Agency,
                                               Toll Road Revenue Refunding Bonds, Series A, 5.25% due 1/15/2030 (d)           5,422
                    ---------------------------------------------------------------------------------------------------------------
                    AAA      Aaa       2,295   San Jose, California, Redevelopment Agency, Tax Allocation
                                               Bonds (Merged Area Redevelopment Project), 4.75% due 8/01/2030 (a)             1,892
                    ---------------------------------------------------------------------------------------------------------------
                    AAA      Aaa       2,000   San Rafael, California, Redevelopment Agency, Tax Allocation
                                               Bonds (Central San Rafael Redevelopment Project), 5% due 12/01/2022 (a)        1,768
                    ---------------------------------------------------------------------------------------------------------------
                    NR*      Aaa       5,000   Santa Clara, California, Redevelopment Agency, Tax Allocation
                                               Bonds, RIB, Series 164, 7.05% due 6/01/2023 (a)(e)                             4,531
                    ---------------------------------------------------------------------------------------------------------------
                    AAA      Aaa       3,000   Stockton, California, COP, Revenue Refunding Bonds (Wastewater
                                               System Project), Series A, 5.20% due 9/01/2029 (d)                             2,687
                    ---------------------------------------------------------------------------------------------------------------
                    NR*      Aaa       7,755   University of California Revenue Bonds, RIB, Series 159, 7.05%
                                               due 9/01/2028 (b)(e)                                                           6,920
                    ---------------------------------------------------------------------------------------------------------------
                    AAA      Aaa       4,000   University of California, Revenue Refunding Bonds (Multiple
                                               Purpose Projects), Series E, 5.125% due 9/01/2020 (d)                          3,627
===================================================================================================================================
                    Total Investments (Cost--$122,324)--98.4%                                                               117,129

                    Variation Margin on Financial Futures Contracts**--0.0%                                                     (38)

                    Other Assets Less Liabilities--1.6%                                                                       1,965
                                                                                                                           --------
                    Net Assets--100.0%                                                                                     $119,056
                                                                                                                           ========
===================================================================================================================================

      (a)   AMBAC Insured.
      (b)   FGIC Insured.
      (c)   FSA Insured.
      (d)   MBIA Insured.
      (e) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at November 30, 1999.
      (f) The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at November 30, 1999.
      (g) All or a portion of security held as collateral in connection with open financial futures contracts.
      *     Not Rated.
      ** Financial futures contracts sold as of November 30, 1999 were as follows:

            See Notes to Financial Statements.

            --------------------------------------------------------------------
                                                                  (in Thousands)
            --------------------------------------------------------------------
            Number of                        Expiration
            Contracts       Issue               Date             Value
            --------------------------------------------------------------------
             110 US      Treasury Bonds      March 2000         $10,237
            --------------------------------------------------------------------
            Total Financial Futures Contracts Sold
            (Total Contract Price--$10,368)                     $10,237
                                                                =======
            --------------------------------------------------------------------
      +     Highest short-term rating by Moody's Investors Service, Inc.

STATEMENT OF ASSETS, LIABILITIES ANDCAPITAL

                    As of November 30, 1999
===================================================================================================================================
Assets:             Investments, at value (identified cost--$122,324,126) .............................                $117,129,214
                    Cash ..............................................................................                     264,772
                    Receivables:
                      Interest ........................................................................  $ 1,974,036
                      Investment adviser ..............................................................        7,821      1,981,857
                                                                                                         -----------
                    Other assets ......................................................................                      15,037
                                                                                                                       ------------
                    Total assets ......................................................................                 119,390,880
                                                                                                                       ------------
===================================================================================================================================
Liabilities:        Payables:
                      Dividends to shareholders .......................................................      179,505
                      Offering costs ..................................................................       86,300
                      Variation margin ................................................................       37,812        303,617
                                                                                                         -----------
                    Accrued expenses and other liabilities ............................................                      31,546
                                                                                                                       ------------
                    Total liabilities .................................................................                     335,163
                                                                                                                       ------------
===================================================================================================================================
Net Assets:         Net assets ........................................................................                $119,055,717
                                                                                                                       ============
===================================================================================================================================
Capital:            Capital Stock (200,000,000 shares authorized):
                      Preferred Stock, par value $.10 per share (1,960 shares of AMPS*
                      issued and outstanding at $25,000 per share liquidation preference) .............                $ 49,000,000
                      Common Stock, par value $.10 per share (5,065,505 shares issued and outstanding)   $   506,551
                    Paid-in capital in excess of par ..................................................   74,753,351
                    Undistributed investment income--net ..............................................      453,574
                    Accumulated realized capital loss on investments--net .............................     (594,332)
                    Unrealized depreciation on investments--net .......................................   (5,063,427)
                                                                                                         -----------
                    Total--Equivalent to $13.83 net asset value per share of Common Stock (market
                      price--$12.625) .................................................................                  70,055,717
                                                                                                                       ------------
                    Total capital .....................................................................                $119,055,717
                                                                                                                       ============
===================================================================================================================================

      *     Auction Market Preferred Stock.

            See Notes to Financial Statements.


                                     6 & 7

                 MuniHoldings California Insured Fund V, Inc., November 30, 1999

STATEMENT OF OPERATIONS

                    For the Period July 23, 1999+ to November 30, 1999
===================================================================================================================================
Investment          Interest and amortization of premium and discount earned ..........................                $  2,152,221
Income:
===================================================================================================================================
Expenses:           Investment advisory fees ..........................................................    $ 217,530
                    Commission fees ...................................................................       38,939
                    Accounting services ...............................................................      16,965
                    Professional fees .................................................................       13,899
                    Transfer agent fees ...............................................................       10,268
                    Directors' fees and expenses ......................................................        7,239
                    Listing fees ......................................................................        5,337
                    Custodian fees ....................................................................        3,504
                    Printing and shareholder reports ..................................................        2,539
                    Pricing fees ......................................................................        2,350
                    Other .............................................................................        1,886
                                                                                                           ---------
                    Total expenses before reimbursement ...............................................      320,456
                    Reimbursement of expenses .........................................................     (193,163)
                                                                                                           ---------
                    Total expenses ....................................................................                     127,293
                                                                                                                       ------------
                    Investment income--net ............................................................                   2,024,928
                                                                                                                       ------------
===================================================================================================================================
Realized &          Realized loss on investments--net .................................................                    (594,332)
Unrealized Loss on  Unrealized depreciation on investments--net .......................................                  (5,063,427)
Investments--Net:                                                                                                      ------------
                    Net Decrease in Net Assets Resulting from Operations ..............................                $ (3,632,831)
                                                                                                                       ============
===================================================================================================================================

      +     Commencement of operations.

            See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

                                                                                                                     For the Period
                                                                                                                  July 23, 1999+ to
                    Increase (Decrease) in Net Assets:                                                            November 30, 1999
===================================================================================================================================
Operations:         Investment income--net ............................................................                $  2,024,928
                    Realized loss on investments--net .................................................                    (594,332)
                    Unrealized depreciation on investments--net .......................................                  (5,063,427)
                                                                                                                       ------------
                    Net decrease in net assets resulting from operations ..............................                  (3,632,831)
                                                                                                                       ------------
===================================================================================================================================
Dividends to        Investment income--net:
Shareholders:        Common Stock .....................................................................                  (1,085,943)
                     Preferred Stock ..................................................................                    (485,411)
                                                                                                                       ------------
                    Net decrease in net assets resulting from dividends to shareholders ...............                  (1,571,354)
                                                                                                                       ------------
===================================================================================================================================
Capital Stock       Proceeds from issuance of Common Stock ............................................                  75,882,570
Transactions:       Proceeds from issuance of Preferred Stock .........................................                  49,000,000
                    Offering costs resulting from the issuance of Common Stock ........................                    (210,551)
                    Offering and underwriting costs resulting from the issuance of Preferred Stock ....                    (512,122)
                                                                                                                       ------------
                    Net increase in net assets derived from capital stock transactions ................                 124,159,897
                                                                                                                       ------------
===================================================================================================================================
Net Assets:         Total increase in net assets ......................................................                 118,955,712
                    Beginning of period ...............................................................                     100,005
                                                                                                                       ------------
                    End of period* ....................................................................                $119,055,717
                                                                                                                       ============

                  * Undistributed investment income--net ..............................................                $    453,574
                                                                                                                       ============
===================================================================================================================================

      +     Commencement of operations.

            See Notes to Financial Statements.


                                     8 & 9

                 MuniHoldings California Insured Fund V, Inc., November 30, 1999

FINANCIAL HIGHLIGHTS

                       The following per share data and ratios have been derived
                       from information provided in the financial statements.                           For the Period
                                                                                                     July 23, 1999+ to
                       Increase (Decrease) in Net Asset Value:                                       November 30, 1999
======================================================================================================================
Per Share              Net asset value, beginning of period ...........................................       $  15.00
Operating                                                                                                     --------
Performance:           Investment income--net .........................................................            .40
                       Realized and unrealized loss on investments--net ...............................          (1.12)
                                                                                                              --------
                       Total from investment operations ...............................................           (.72)
                                                                                                              --------
                       Less dividends to Common Stock shareholders:
                        Investment income--net ........................................................           (.21)
                                                                                                              --------
                       Total dividends to Common Stock shareholders ...................................           (.21)
                                                                                                              --------
                       Capital charge resulting from issuance of Common Stock .........................           (.04)
                                                                                                              --------
                       Effect of Preferred Stock activity:++
                        Dividends to Preferred Stock shareholders:
                          Investment income--net ......................................................           (.10)
                        Capital charge resulting from issuance of Preferred Stock .....................           (.10)
                                                                                                              --------
                       Total effect of Preferred Stock activity .......................................           (.20)
                                                                                                              --------
                       Net asset value, end of period .................................................       $  13.83
                                                                                                              ========
                       Market price per share, end of period ..........................................       $ 12.625
                                                                                                              ========
======================================================================================================================
Total Investment       Based on market price per share ................................................         (14.42%)++++
Return:**                                                                                                     ========
                       Based on net asset value per share .............................................          (6.25%)++++
                                                                                                              ========
======================================================================================================================
Ratios Based on        Total expenses, net of reimbursement*** ........................................            .51%*
Average Net Assets                                                                                            ========
Of Common Stock:       Total expenses*** ..............................................................           1.27%*
                                                                                                              ========
                       Total investment income--net*** ................................................           8.04%*
                                                                                                              ========
                       Amount of dividends to Preferred Stock shareholders ............................           1.93%*
                                                                                                              ========
                       Investment income--net, to Common Stock shareholders ...........................           6.11%*
                                                                                                              ========
======================================================================================================================
Ratios Based on        Total expenses, net of reimbursement ...........................................            .32%*
Total Average                                                                                                 ========
Net Assets:+++***      Total expenses .................................................................            .81%*
                                                                                                              ========
                       Total investment income--net ...................................................           5.12%*
                                                                                                              ========
======================================================================================================================
Ratios Based on        Dividends to Preferred Stock shareholders ......................................           3.38%*
Average Net Assets                                                                                            ========
Of Preferred
Stock:
======================================================================================================================
Supplemental Data:     Net assets, net of Preferred Stock, end of period (in thousands) ...............       $ 70,056
                                                                                                              ========
                       Preferred Stock outstanding, end of period (in thousands) ......................       $ 49,000
                                                                                                              ========
                       Portfolio turnover .............................................................          35.76%
                                                                                                              ========
======================================================================================================================
Leverage:              Asset coverage per $1,000 ......................................................       $  2,430
                                                                                                              ========
======================================================================================================================
Dividends Per          Investment income--net .........................................................       $    248
Share on Preferred                                                                                            ========
Stock Outstanding:
======================================================================================================================

      *     Annualized.
      **    Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
      ***   Do not reflect the effect of dividends to Preferred Stock
            shareholders.
      +     Commencement of operations.
      ++    The Fund's Preferred Stock was issued on August 16, 1999.
      +++   Includes Common and Preferred Stock average net assets.
      ++++  Aggregate total investment return.

                       See Notes to Financial Statements.


                                    10 & 11

                 MuniHoldings California Insured Fund V, Inc., November 30, 1999

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

MuniHoldings California Insured Fund V, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in accordance with generally accepted accounting principles, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. Prior to commencement of operations on July 23, 1999, the Fund had no operations other than those relating to organizational matters and the sale of 6,667 shares of Common Stock on June 15, 1999 to Fund Asset Management, L.P. ("FAM") for $100,005. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol CAF. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the cur rent market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Offering expenses--Direct expenses relating to the public offering of the Fund's Common and Preferred Stock were charged to capital at the time of issuance of the shares.

(f) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with FAM. The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .55% of the Fund's average weekly net assets, including issuance of Preferred Stock. For the period July 23, 1999 to November 30, 1999, FAM earned fees of $217,530, of which $176,036 was voluntarily waived. FAM also reimbursed the Fund additional expenses of $17,127.

During the period July 23, 1999 to November 30, 1999, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of FAM, received underwriting fees of $367,500 in connection with the issuance of the Fund's Preferred Stock.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the period July 23, 1999 to November 30, 1999 were $142,607,459 and $30,893,695, respectively.

Net realized gains (losses) for the period July 23, 1999 to November 30, 1999 and net unrealized gains (losses) as of November 30, 1999 were as follows:

--------------------------------------------------------------------------------
                                                 Realized           Unrealized
                                              Gains (Losses)      Gains (Losses)
--------------------------------------------------------------------------------
Long-term investments ................         $  (806,027)         $(5,194,912)
Financial futures ....................             211,695              131,485
                                               -----------          -----------
Total ................................         $  (594,332)         $(5,063,427)
                                               ===========          ===========
--------------------------------------------------------------------------------

As of November 30, 1999, net unrealized depreciation for Federal income tax purposes aggregated $5,194,912, of which $109,758 related to appreciated securities and $5,304,670 related to depreciated securities. The aggregate cost of investments at November 30, 1999 for Federal income tax purposes was $122,324,126.

4. Capital Stock Transactions:

The Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of holders of Common Stock.

Common Stock

Shares issued and outstanding during the period July 23, 1999 to November 30, 1999 increased by 5,058,838 from shares sold.


                                    12 & 13

                 MuniHoldings California Insured Fund V, Inc., November 30, 1999

NOTES TO FINANCIAL STATEMENTS (concluded)

Preferred Stock

Auction Market Preferred Stock ("AMPS") are shares of Preferred Stock of the Fund, with a par value of $.10 per share and a liquidation preference of $25,000 per share, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yield in effect at November 30, 1999 was 3.55%.

In connection with the offering of AMPS, the Board of Directors has reclassified 1,960 shares of unissued capital stock as AMPS. Shares issued and outstanding during the period July 23, 1999 to November 30, 1999 increased by 1,960 as a result of the AMPS offering.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the period July 23, 1999 to November 30, 1999, MLPF&S, an affiliate of FAM, earned $32,285 as commissions.

5. Subsequent Event:

On December 8, 1999, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.069000 per share, payable on December 30, 1999 to shareholders of record as of December 23, 1999.

MANAGED DIVIDEND POLICY

The Fund's dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets, Liabilities and Capital, which comprises part of the financial information included in this report.

QUALITY PROFILE

The quality ratings of securities in the Fund as of November 30, 1999 were as follows:

--------------------------------------------------------------------------------
                                                                      Percent of
S&P Rating/Moody's Rating                                             Net Assets
--------------------------------------------------------------------------------
AAA/Aaa ................................................                87.4%
BBB/Baa ................................................                 1.4
Other+ .................................................                 9.6
--------------------------------------------------------------------------------
+     Temporary investments in short-term municipal securities.

OFFICERS AND DIRECTORS

Terry K. Glenn, President and Director
Ronald W. Forbes, Director
Cynthia A. Montgomery, Director
Charles C. Reilly, Director
Kevin A. Ryan, Director
Richard R. West, Director
Arthur Zeikel, Director
Vincent R. Giordano, Senior Vice President
Robert A. DiMella, Vice President
Kenneth A. Jacob, Vice President
Walter C. O'Connor, Vice President
Donald C. Burke, Vice President and Treasurer
William E. Zitelli, Secretary

Custodian

State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

Transfer Agents

Common Stock:
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

Preferred Stock:
The Bank of New York
100 Church Street
New York, NY 10286

NYSE Symbol

CAF


                                    14 & 15

This report, including the financial information herein, is transmitted to the shareholders of MuniHoldings California Insured Fund V, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. The Fund has the ability to leverage its Common Stock by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.

MuniHoldings California
Insured Fund V, Inc.
Box 9011
Princeton, NJ
08543-9011                                                        #MHCAI5--11/99

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